                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TERREMARK WORLWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            TERREMARK WORLDWIDE, INC.
                             2601 S. BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133

                                  July 28, 2000

Dear Stockholder:

         You are cordially invited to attend our 2000 Annual Meeting of Stockholders, which will be held at 10:00 a.m. on Thursday, September 21, 2000, at The Miracle Theater, 280 Miracle Mile, Coral Gables, Florida 33134.

         At the Annual Meeting, you will be asked to elect eight persons to the Board of Directors, to approve the 2000 Stock Option Plan and the 2000 Director Stock Option Plan and to ratify the appointment of PricewaterhouseCoopers, LLP as our independent public accountants for the year ending March 31, 2001. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in more detail the matters to be presented at the Annual Meeting.

         The Board of Directors recommends that you vote in favor of the election of the nominated Directors, the adoption of our 2000 Stock Option Plan and our 2000 Director Stock Option Plan and the ratification of the appointment of PricewaterhouseCoopers, LLP as our independent public accountants.

         Please take this opportunity to become involved in the affairs of your company. Whether or not you expect to be present at the meeting, please complete, date, sign and mail the enclosed proxy card in the envelope provided. Returning the proxy card does NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.


                                           Sincerely,

                                           /s/ Manuel D. Medina
                                           ---------------------
                                           Manuel D. Medina
                                           CHAIRMAN OF THE BOARD,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            TERREMARK WORLDWIDE, INC.
                             2601 S. BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 21, 2000

TO OUR STOCKHOLDERS:

         The 2000 annual meeting of stockholders of Terremark Worldwide, Inc. will be held at 10:00 a.m., local time, on Thursday September 21, 2000, at The Miracle Theater, 280 Miracle Mile, Coral Gables, Florida 33134, for the purpose of considering and acting upon the following:

         1. Election of eight members to our board of directors to hold office until our 2001 annual meeting or until their successors are duly elected and qualified;

         2.       Approval and adoption of the 2000 Stock Option Plan;

         3.       Approval and adoption of the 2000 Director Stock Option Plan;

         4. Ratification of the appointment of PricewaterhouseCoopers, LLP as our independent public accountants; and

         5.       Any other matters that properly come before the meeting.

         The board of directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

         Stockholders of record at the close of business on July 27, 2000 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

                                             By Order of the Board of Directors,


                                             /s/ Laura Hernandez
                                             -------------------
                                             Laura Hernandez
                                             ASSISTANT SECRETARY

Miami, Florida
July 28, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
About the Meeting.............................................................................1
         What is the purpose of the annual meeting?...........................................1
         Who is entitled to vote at the meeting?..............................................1
         Who can attend the meeting?..........................................................1
         What constitutes a quorum?...........................................................1
         How do I vote?.......................................................................2
         Can I change my vote after I return my proxy card?...................................2
         What are the board's recommendations?................................................2
         What vote is required to approve each proposal?......................................2
         Who pays for the preparation of the proxy?...........................................3

Proposal 1 -Election of Directors.............................................................4
         Directors Standing for Election......................................................4

Security Ownership of Certain Beneficial Owners and Management................................7
Board of Directors Committees.................................................................8
Compensation of Executive Officers and Directors..............................................9
Report on Executive Compensation.............................................................12
Certain Related Party Transactions...........................................................13
Performance Graph............................................................................14
Section 16(a) Beneficial Ownership Reporting Compliance......................................14
Proposal 2 -Approval of 2000 Stock Option Plan...............................................15
Proposal 3 -Approval of 2000 Directors Stock Option Plan.....................................20
Proposal 4 -Ratification of the Appointment of Independent Auditors..........................22
Other Business...............................................................................23
Stockholder Proposals for the 2001 Annual Meeting............................................23

APPENDICES

Appendix A - Terremark Worldwide, Inc. 2000 Stock Option Plan

Appendix B - Terremark Worldwide, Inc. 2000 Directors Stock Option Plan


                            TERREMARK WORLDWIDE, INC.
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------


         This proxy statement contains information related to our annual meeting of stockholders to be held on Thursday, September 21, 2000, beginning at 10:00 a.m. local time, at The Miracle Theatre, 280 Miracle Mile, Coral Gables, Florida 33134, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy are first being sent to stockholders is July 28, 2000. You should review this information in conjunction with our 2000 Annual Report to Stockholders which accompanies this proxy statement.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will vote on the election of directors, the adoption of a new employee stock option plan and a new director stock option plan and ratification of the appointment of our independent public accountants. In addition, we will report on our performance and respond to questions from our stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Only stockholders of record at the close of business on the record date, July 27, 2000, are entitled to receive notice of the annual meeting and to vote shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, July 27, 2000, 194,198,179 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

         If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each proposal in this proxy statement. In summary, the board of directors recommends a vote:

         o        FOR the election of the nominated slate of directors;

         o        FOR the adoption of the 2000 Stock Option Plan;

         o        FOR the adoption of the 2000 Director Stock Option Plan; and

         o FOR the ratification of the appointment of PricewaterhouseCoopers, LLP as our independent public accountants.

         The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board of directors nominees. In the event that any other matter should properly come before the meeting or any board of directors nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         ELECTION OF DIRECTORS. The affirmative vote (either in person or by proxy) of a plurality of the votes cast at the meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked "WITHHOLD

AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

         OTHER PROPOSALS. For each other proposal, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

         Our principal executive offices are located at 2601 S. Bayshore Drive, 9th Floor, Miami, Florida 33133, and our telephone number is (305) 856-3200. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

         At the annual meeting, the stockholders will elect eight directors, each of whom will serve for a term expiring at the 2001 annual meeting of stockholders, or until his successor has been duly elected and qualified.

         The board of directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as director, the board of directors may designate a substitute nominee or the number of directors may be reduced in accordance with our By-laws. If the board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the board of directors.

         The directors standing for re-election are:

         o MANUEL D. MEDINA - Manuel D. Medina, age 47, has served as our Chairman of the Board, President and Chief Executive Officer since April 28, 2000, the date of our merger with Terremark Holdings, Inc., and as that of Terremark Holdings since its founding in 1982. In addition, Mr. Medina is a managing partner of Communications Investors Group, the holder of our Series G Preferred Stock. Mr. Medina has been a director of Fusion Telecommunications International, Inc. (an international long distance reseller) since December 14, 1998. Before founding Terremark Holdings, Mr. Medina, a certified public accountant, worked with PricewaterhouseCoopers LLP. Subsequently, he established and operated an independent financial and real estate consulting company. Mr. Medina earned a Bachelors of Science degree in Accounting from Florida Atlantic University in 1974.

         o TIMOTHY ELWES - Timothy Elwes, age 64, has served as a member of our board of directors since April 28, 2000. Mr. Elwes has also served as member of the board of directors of Timothy Elwes & Partners Ltd., a financial services company, from May 1978 until October 1994, the business of which was merged into Fidux Trust Co. Ltd. in December 1995. Mr. Elwes is a director of Fidux Trust Co. Ltd. He is also a non-executive director of Partridge Fine Arts plc, a public company since 1989. He has served as a director of Makecater Ltd., a property-developing company, since 1995. Since 1989 he has served as a director of Tagring Ltd., a financial services company.

         o CLIFFORD J. PREMINGER - Clifford J. Preminger, age 48, has served as a member of our board of directors since April 28, 2000. Mr. Preminger is the president of T-Rex Developers, Inc., and co-founded Telecom Realty Partners, LLC. He is also a founding partner of the Washington, D.C. law firm of Preminger & Glazer, a boutique practice specializing in corporate and large-scale commercial real estate transactions on a national basis. In addition, he was previously engaged in the operation and management of start-up and operating companies engaged in diverse lines of business. Prior to joining Preminger & Glazer, Mr. Preminger served as President and Chief Operating Officer of Seafield Center, Inc., a recognized leader in providing Drug and Alcohol Rehabilitation Services throughout the United States and was a partner in the law firm Kaye, Scholer, Fierman, Hays & Handler. Mr. Preminger is also a co-founder of Service USA (a national mortgage banking field service company) and Fusion Telecommunications

                  International, Inc. (an international long distance reseller). He presently serves on the board of directors of Service USA, Nuthena, and The Washington Woodworking Company. Mr. Preminger received a B.A. from the Maxwell School of Citizenship and Public Affairs of Syracuse University and a J.D. from Case Western Reserve University.

         o MARVIN S. ROSEN - Marvin S. Rosen, age 58, has served as a member of our board of directors since March 1999. Mr. Rosen is a co-founder of Fusion Telecommunications International, Inc. and has served as its Vice Chairman since December 1998. Mr. Rosen is a principal shareholder and member of the executive committee of Greenberg Traurig, P.A., an international law firm. From September 1995 through January 1997, Mr. Rosen served as the Finance Chairman of the Democratic National Committee. Mr. Rosen currently serves on the board of directors of the Children's Health Fund (New York
                  City) (since 1994), the Robert F. Kennedy Memorial (since
                  1995), Bio-Medical Disposal, Inc. (since 1998) and Fusion Telecommunications International, Inc. (since 1997), where he has also been Vice-Chairman since December 1998. Mr. Rosen received his Bachelor of Science degree in Commerce from the University of Virginia, his LL.B. from Dickinson School of Law and his LL.M. in Corporations from New York University Law School.

         o MIGUEL ROSENFELD - Miguel J. Rosenfeld, age 50, has served as a member of our board of directors since April 28, 2000 and has also served as a Senior Vice President of Delia Feallo Productions, Inc. since November 1991, where he has been responsible for the development of soap opera productions in Latin America. From January 1995 until May 1998, he was the Director of Affiliates and Cable for Latin America for Protele, a division of Televisa International LLC. From December 1984 until September 1998, he was a sales manager for Capitalvision International Corporation. Mr. Rosenfeld holds a Bachelors degree in Administration from the University of Buenos Aires which he earned in 1975.

         o JOEL A. SCHLEICHER - Joel A. Schleicher, age 47, has served as a member of our board of directors since August 1999. Mr. Schleicher has been President and Chief Executive Officer for Exp@nets since June 1998. Exp@nets is a leading nationwide provider of networked communication solutions to businesses. He was the Chief Operating Officer, President and director of Nextel Communications, Inc. from 1989 to 1995 and was subsequently with ProCommunications, Inc. from 1996 to 1997. He has been a member of the board of directors of NovAtel, Inc., a global GPS provider, since 1997, Fusion Telecommunications International, Inc., since 1998, and TechTronic Industries, a Hong Kong based manufacturer of consumer appliances, since 1998. Before his employment with Nextel, Mr. Schleicher spent 10 years in the consumer durables and energy sectors of industry and four years with KPMG Peat Marwick in various capacities. He is a graduate of the Carlson School of the University of Minnesota.

         o KENNETH I. STARR - Kenneth I. Starr, age 51, has served as a member of our board of directors since April 28, 2000. Mr. Starr has also served as the Chairman and Chief Executive Officer of Starr & Company, a New York City-based accounting and business management firm, since he founded this firm in 1986. Mr. Starr is a certified public accountant and a member of the New York state bar. He received his juris doctorate from NYU School of law.

         o JOSEPH R. WRIGHT, JR. - Joseph R. Wright, Jr., age 61, has served as the Vice Chairman of our Board since April 28, 2000. Prior to that, Mr. Wright served as AmTec's Chairman of the Board since May 1995, Chief Executive Officer since March 1996 and President since May 1996. From 1996 to 2000, Mr. Wright also served as Chairman of the Board of GRC International, Inc. a U.S. public company that provides technical information technology support to government and private entities. He is also Co-Chairman of Baker & Taylor Holdings, Inc., an international book and video distribution company, and Vice Chairman of Jefferson Consulting Group, a Washington D.C. consulting firm. From 1989 to 1994, Mr. Wright served as Executive Vice President, Vice Chairman and Director of W.R. Grace & Co., an international chemicals and health care company, President of Grace Energy Corporation and Chairman of Grace Environmental Company. From 1982 to 1989, Mr. Wright held the positions of Director and Deputy Director of the Office of Management and Budget, The White House, and was a member of President Reagan's cabinet. Before 1982, he served as Deputy Secretary, United States Department of Commerce, President of Citicorp Retail Services and Retail Consumer Services, held posts in the United States Department of Agriculture and the United States Department of Commerce, and was Vice President and Partner of Booz Allen & Hamilton, a management consulting firm. Mr. Wright also serves on the boards of directors of PanAm Sat corporation, Fusion Telecommunications International, Inc., Cereus Technology Partners, RealMed Corporation and serves on the AT&T Government Markets Advisory Board. He is a former member of the President's Export Council and a former member of the board of directors of Travelers, Harcourt Brace Jovanovich, and Hampton University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows the amount of common stock beneficially owned as of July 27, 2000 by (a) each of our directors and nominees for director, (b) each of our executive officers named in the Summary Compensation Table, (c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of our outstanding common stock. Unless otherwise provided, the address of each holder is c/o Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Miami, Florida 33133. As of July 27, 2000, there were 194,198,179 shares of our common stock outstanding.

------------------------------------------- ------------------- ----------------- ----------------- ------------------
                                                                                    TOTAL NUMBER
                                                                                     OF SHARES
                                            OUTSTANDING SHARES     ACQUIRABLE       BENEFICIALLY
                                               BENEFICIALLY          WITHIN            OWNED           PERCENTAGE
                                                 OWNED(1)           60 DAYS           (COLUMNS          OF SHARES
NAME                                               (A)                (B)             (A)+(B))       OUTSTANDING (%)
------------------------------------------- ------------------- ----------------- ----------------- ------------------
Manuel D. Medina........................       32,197,913                   0        32,197,913            16.57%
Wilfred Chow............................                0              12,500            12,500             *
Timothy Elwes...........................                0                   0                 0             0
Xiao Jun................................           10,000             515,000           525,000             *
R.T. McNamar............................          150,000             525,000           675,000             *
Clifford J. Preminger...................          650,000(2)                0           650,000             *
Marvin S. Rosen.........................        1,069,730              45,000         1,114,730             *
Miguel J. Rosenfeld.....................                0                   0                 0             0
Joel A. Schleicher......................           17,500              32,500            50,000             *
Kenneth J. Starr........................          100,000                   0           100,000             *
Karin-Joyce Tjon........................                0              25,000            25,000             *
Joseph R. Wright, Jr....................          513,570(3)        3,150,000         3,663,570             1.88%
All directors and executive officers as a
   group (18 persons)...................       42,562,698(4)        4,455,000        47,017,698            24.21%
Paradise Stream (Bahamas) Limited.......
   c/o Karp & Genauer, P.A.                    54,290,655(5)                0        54,290,655            27.95%
   2 Alhambra Plaza, Suite 1202
   Coral Gables, Florida 33134
TCO Company Limited.....................       34,094,139(5)                0        34,094,139            17.55%
   Charlotte House
   Charlotte Street
   P.O. Box N-65
   Nassau Bahamas
------------------------------------------- ------------------- ----------------- ----------------- ------------------

*        Represents less than 1% of our outstanding common stock.

(1) These include shares to which the stockholder has sole voting and investment power or shares such power with his spouse.

(2)      400,000 shares held jointly by Clifford J. Preminger and Rebecca B.
         Preminger

(3) Includes 42,148 shares held by Austin Trading Partners, LP, of which Mr. Wright is a limited partner.

(4) Includes ownership of our directors, named executive officers as well as our current executive officers.

(5) As reported in this stockholder's Schedule 13G filed with the Securities Exchange Commission on June 19, 2000.

                          BOARD OF DIRECTORS COMMITTEES

         Our board of directors has a standing audit committee and compensation committee. We do not have a nominating or similar committee. Our board of directors performs the functions of a nominating or similar committee.

         For the fiscal year ended March 31, 2000, Michael H. Wilson, Chairman of the committee, James R. Lilley and R. Tim McNamar were the members of our audit committee. Timothy Elwes, Miguel Rosenfeld and Joel Schleicher are the current members of our audit committee. The duties and responsibilities of the audit committee include (a) recommending to the board the appointment of our auditors and any termination of engagement, (b) reviewing the scope and results of audits and other services provided by our auditors, (c) reviewing our significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters. The audit committee met three times during the fiscal year ended March 31, 2000.

         For the fiscal year ended March 31, 2000, Richard S. Braddock, Chairman of the committee and Joseph R. Wright, Jr. were the members of our compensation committee. Timothy Elwes, Miguel Rosenfeld and Kenneth Starr are the current members of our compensation committee. The compensation committee reviews and approves the compensation of the our directors, officers and employees, including salaries, bonuses, commission, and benefit plans, and administers the our Amended and Restated 1996 Stock Option Plan and will, if the 2000 Stock Option Plan and the 2000 Directors Stock Option Plan are adopted, administer these plans. The compensation committee met three times during the fiscal year ended March 31, 2000.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following tables set forth certain information concerning compensation for the fiscal years ended March 31, 2000, 1999 and 1998 of our executive officers, including the Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the fiscal year ended March 31, 2000.

                                                                                                    LONG TERM
            UPDATE                                                                             COMPENSATION AWARDS
            ------                                                                             -------------------

           NAME AND                                                       OTHER ANNUAL        STOCK        OPTIONS/
      PRINCIPAL POSITION         YEAR      SALARY ($)      BONUS ($)      COMPENSATION      AWARDS ($)     SARS (#)
      ------------------         ----      ----------      ---------      ------------     -----------     --------
Joseph R. Wright                 2000           285,000                    $35,000(1)         87,500
  Chief Executive                1999           483,333                    $35,000(1)
  Officer                        1998           392,967     50,000         $30,000(1)

R. T. McNamar                    2000           162,167                                                    150,000
  Vice Chairman                  1999           100,000
                                 1998           100,000                    $37,500(2)

Karin-Joyce Tjon                 2000           138,750                                                     50,000
   Executive Vice                1999              N.A.
   President                     1998              N.A.

Wilfred Chow                     2000           135,000                                                     25,000
  Controller &                   1999              N.A.
  Treasurer                      1998              N.A.

Xiao Jun                         2000           175,000
  Executive Vice                 1999           175,000
  President-AVIC                 1998           175,000
  China

-----------------

(1) During fiscal 1998, 1999 and 2000, we paid approximately $30,000 per year on behalf of Mr. Wright for certain personal tax and accounting services rendered by third parties for Mr. Wright.

(2) Mr. McNamar received 25,000 shares of common stock pursuant to his terms of employment, such shares had a value of $37,500 at the time of issuance in September 1997.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding option exercises by our executive officers during the fiscal year 2000 and options held by such executive officers on March 31, 2000:

                                                       NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                            SHARES                   OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END(1)
                          ACQUIRED ON     VALUE      --------------------------        ---------------------
NAME                       EXERCISE     REALIZED   EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                       --------     --------   -----------    -------------     -----------    -------------
Joseph R. Wright....           --          --         6,100,000       100,000         $14,643,750     $318,750
R. T. McNamar.......           --          --           650,000            --           1,703,125           --
Karin-Joyce Tjon....           --          --            12,500        37,500              37,500      112,500
Wilfred Chow........           --          --             6,250        18,750              16,797       50,391
Xiao Jun............           --          --           515,000            --           1,911,363           --

------------
(1) Based on a per share price of $4.0625, the closing price of the common stock as reported on the American Stock Exchange on March 31, 2000, minus the exercise price of the option, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

         Joseph R. Wright, Jr., who was our Chief Executive Officer until April 28, 2000, has entered into a one year employment contract whereby he will be employed as president and vice chairman of Terremark Communications Group, Inc. The agreement provides for an annual base salary of $250,000 and a surrender by him of all options to purchase two million shares of common stock at $3.00 per share, and of options to purchase one million shares of common stock at $0.35 per share. Karin-Joyce Tjon has entered into an employment agreement with us dated March 15, 2000 to act as the executive vice president of Terremark Communication Group, Inc. for a term of one year, beginning on April 28, 2000.

         Except as set forth in employment agreements and stock option agreements of some of our employees and our subsidiaries, we have no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee or a change in control, or a change in such executive officer's or key employee's responsibilities following a change in control.

DIRECTOR COMPENSATION

         We maintain a policy of compensating our outside directors for serving as our directors using stock option grants pursuant to our stock option plans. For their services as our directors for our fiscal year ended March 31, 2000, our directors, in the aggregate, received 132,500 stock options, of which 35,000 were granted to each of Messrs. Braddock, Lilley and Wilson, 10,000 was granted to Mr. Rosen and 17,500 was granted to Mr. Schleicher. We reimburse our directors for all out-of-pocket expenses incurred in the performance of their duties as directors. We currently do not pay fees to our directors for attendance at meetings.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

         Our certificate of incorporation and bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our certificate of incorporation and bylaws also contain indemnification provisions that will permit us to indemnify our officers and directors to the maximum extent provided by Delaware law.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

         We have obtained directors' and officers' liability insurance with an aggregate liability for the policy year, inclusive of costs of defense, in the amount of $10,000,000. This policy expires April 3, 2001.

EMPLOYEE STOCK OPTION PLANS

         Under our 1995 Stock Option Plan, we have reserved for issuance an aggregate of 500,000 shares of our common stock. As of July 27, 2000, we had granted options to purchase 385,000 shares of common stock pursuant to this plan, of which 267,500 have be exercised and 115,000 are vested but not exercised.

         Under our 1996 Stock Option Plan, we have reserved for issuance an aggregate of 12,000,000 shares of common stock, 2,279,375 of which have been granted and exercised. As of March 31, 2000, 7,650,250 granted options have vested and remain unexercised and 198,250 have been granted but remain subject to vesting schedules.

         Unless sooner terminated by the board of directors, the 1995 Stock Option Plan and the 1996 Stock Option Plan will terminate on February 8, 2005 and May 7, 2006, respectively, the tenth anniversary date of the effectiveness of each such stock option plan.

                        REPORT ON EXECUTIVE COMPENSATION

         Timothy Elwes, Miguel Rosenfeld and Kenneth Starr are the current members of our compensation committee. The compensation committee reviews and approves the compensation of the our directors, officers and employees, including salaries, bonuses, commission, and benefit plans, and administers the our Amended and Restated 1996 Stock Option Plan and will, if the 2000 Stock Option Plan and the 2000 Directors Stock Option Plan are adopted, administer these plans. The compensation committee met three times during the fiscal year ended March 31, 2000.

         The policy of the board of directors is to maintain executive compensation at competitive levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase stockholder value by improving our performance and profitability.

         The compensation committee reviews the base salaries of our employees (as well as our executive officers) annually, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. In determining our employee's overall compensation, the compensation committee also reviews certain compensation levels at other companies. These other companies are not necessarily the same companies included in the peer group index in the performance graph section of this Proxy Statement. This is because the compensation committee believes that we compete for executive talent with companies in addition to those in our peer group. Additional factors reviewed by the compensation committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.

         The compensation committee adopted a policy during the fiscal year ended March 31, 1998, which places executive compensation under an annual review, pursuant to which bonuses and additional option grants, as well as increases to salary, will be based on performance goals as established by the committee and the individual executives at the commencement of each year of employment. Further, the committee places the majority of executive compensation in "at-risk" categories, including stock options and performance bonuses. The committee has adopted a policy by which options granted pursuant to our 1995 and 1996 Option Plans will be issued with exercise prices set at the fair market value of our common stock at the time of issue.

         Joseph R. Wright, Jr., who was our Chief Executive Officer until April 28, 2000, has entered into a one year employment contract whereby he will be employed as president and vice chairman of Terremark Communications Group, Inc. The agreement provides for an annual base salary of $250,000 and a surrender by him of all options to purchase two million shares of common stock at $3.00 per share, and of options to purchase one million shares of common stock at $0.35 per share.

         This report is submitted by the compensation committee:

         TIMOTHY ELWES
         MIGUEL ROSENFELD
         KENNETH STARR

                       CERTAIN RELATED PARTY TRANSACTIONS

         As of March 31, 2000 Fusion Telecommunications International, Inc. was our joint venture partner in IXS.Net, Inc. and in IP.Com, LLC. Mr. Medina, our Chairman, President and Chief Executive Officer is a member of the board of directors of Fusion and, through his interest in a general partnership, owns approximately 695,500 shares of Fusion common stock, along with options and warrants. There are also interlocking directors between us and Fusion. The interlocking directors consist of Messrs. Medina, Rosen, Schleicher and Wright. Finally, one of our subsidiaries, Terremark Financial Services, Inc. acts as consultant to a subsidiary of Fusion, Fusion Asia, LLC, in connection with telecommunications operations in China.

         Prior to the merger, certain officers and directors of Terremark owned partnership interests in One Merrick Way and Galloway Medical Associates, Ltd., which owns Alhambra Center and Galloway Medical Park, respectively. Terremark provided management services to both partnerships for a fee. These management fees totaled $119,416, $243,000 and $0 for the years ended March 31, 2000, 1999 and 1998, respectively. During its fiscal 1999 year, Terremark provided management services to the Fortune House Condominium Association and recorded as income $30,780 relating to services performed.

         We have entered into a six month consulting agreement with Mr. McNamar effective as of April 28, 2000, the date of our merger with Terremark Holdings, Inc. The agreement provides for flat fee of $10,000 per month for his services.

                                PERFORMANCE GRAPH

         The following graph indicates our total return to our stockholders for the period March 29, 1996 to March 31, 2000, as compared to the returns for the Russell 2000 Index and a peer group selected by a line of business basis based upon our line of business during the fiscal year ended March 31, 2000. The information contained in this graph is not necessarily indicative of our future performance.

                           [PERFORMANCE GRAPH OMITTED]

                       1996       1997       1998         1999         2000
                       ----       ----       ----         ----         ----

Terremark
Worldwide            $ 100.00   $  58.30   $  14.39     $  17.42     $  49.24
Russell 2000         $ 100.00   $ 103.56   $ 145.32     $ 120.21     $ 160.71
Peer Group(1)        $ 100.00   $  59.52   $  75.85     $  39.52     $  24.20


------------------
* Assumes $100 invested at the close of trading on the last day preceding the first day of the fiscal year in our common stock, the Russell 2000 Index, and the peer group.

(1) The Peer Group includes China Yuchai International Ltd., Brilliance China Automotive Holding and EK Chor China Motorcycle Co. Ltd.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and beneficial holders of more than 10% of any class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such equity securities. Based solely upon a review of such forms furnished to us, and on representations from certain reporting persons, the only filing deficiencies under Section 16(a) during the fiscal year ended March 31, 2000 were one late report filed by Joseph R. Wright reflecting the purchase of 10,000 shares of our common stock, the grant by us of 100,000 shares of common stock to him, as well as correcting errors in his prior reports.

                 PROPOSAL 2 - APPROVAL OF 2000 STOCK OPTION PLAN

BACKGROUND AND PURPOSE.

         On June 23, 2000, the board of directors adopted the Terremark Worldwide, Inc. 2000 Stock Option Plan, which we will refer to in this Proxy Statement as the employee plan, and recommended that it be submitted to our stockholders for approval at the Annual Meeting. The purpose of the employee plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our stock by such persons. In furtherance of this purpose, the employee plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our common stock (collectively, "Options") to persons selected by the administrators of the employee plan from the class of all of our regular employees, including officers who are regular employees and directors,
(b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the employee plan.

         Stockholder approval of the employee plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the tax code, (ii) in order for the employee plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the National Association of Securities Dealers National Market System.

         The effective date of the employee plan is June 23, 2000 (the "Effective Date"). No Options have been granted under the employee plan as of the date of this Proxy Statement.

         The following is a summary of certain principal features of the employee plan. This summary is qualified in its entirety by reference to the complete text of the employee plan, which is attached to this Proxy Statement as Exhibit A. Stockholders are urged to read the actual text of the employee plan in its entirety.

ADMINISTRATION OF THE EMPLOYEE PLAN.

         The employee plan provides that it shall be administered by our board of directors or by a committee appointed by the board of directors which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the employee plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the board of directors).

         The committee or the board of directors, in its sole discretion, determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the board of directors has full power and authority to construe and interpret the employee plan, and the acts of the committee or the board of directors are final, conclusive and binding on all interested parties, including our company, stockholders, officers and employees, recipients of grants under the employee plan, and all persons or entities claiming by or through such persons.

         An aggregate of 5,000,000 shares of common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the employee plan. The maximum number of shares of common stock to which Options may be granted to any one individual under the employee plan is 2,000,000 subject to adjustment described below). The shares acquired upon exercise of Options granted under the employee plan will be authorized and issued shares of common stock. Our stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the employee plan. If any Option granted under the employee plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the employee plan.

CERTAIN TERMS AND CONDITIONS.

         All Options granted under the employee plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the board of directors shall prescribe, consistent with the employee plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the employee plan, the exercise price per share of common stock may be any price determined by the committee or the board of directors; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the employee plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the board of directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days. The closing price per share of our common stock on July 22, 2000 as reported on the AMEX was $3..94.

         The committee or the board of directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the Optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the board of directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The employee plan also authorizes us to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall
(i) provide for
full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the board of directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the board of directors in its sole discretion shall reasonably require.

         The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

         No Incentive Stock Option, and unless the prior written consent of the committee or the board of directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the employee plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the employee plan will be determined by the committee or the board of directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the board of directors determines. The committee or the board of directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the employee plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the employee plan shall automatically be terminated (a) three months after the date on which the Optionee's employment is terminated for any reason other than (i) Cause (as defined in the employee plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) one year after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an Option, the employee plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the board of directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

         The employee plan will expire on June 23, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the board of directors may amend, suspend or terminate the employee plan or any Option at any time, provided that such amendment shall be subject to the approval of the our stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS.

         The employee plan is not qualified under the provisions of section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the employee plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the Optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of our common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The employee plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the tax code. Under the tax code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the employee plan will qualify as "performance-based compensation" that is fully deductible by us under
Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
           PROPOSAL TO APPROVE AND RATIFY THE 2000 STOCK OPTION PLAN.

            PROPOSAL 3 - APPROVAL OF 2000 DIRECTORS STOCK OPTION PLAN

BACKGROUND AND PURPOSE.

         On June 23, 2000, the board of directors adopted the Terremark Worldwide, Inc. 2000 Directors Stock Option Plan, which we will refer to in this Proxy Statement as the directors plan, and recommended that it be submitted to our stockholders for approval at the Annual Meeting. The purpose of the directors plan is to provide an additional incentive to attract and retain qualified competent directors upon whose efforts and judgment our success is largely dependent, through the encouragement of the ownership of our stock by such persons. In furtherance of this purpose, the directors plan authorizes, among other things, (a) the granting of nonqualified stock options to purchase common stock (collectively, "Director Options") to directors upon appointment to the board of directors, (b) the provision of loans for the purposes of financing the exercise of Director Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Director Options granted under the board of directors plan.

         Stockholder approval of the directors plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the tax code, (ii) in order for the directors plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(iii) by the rules of the National Association of Securities Dealers National Market System.

         The effective date of the directors plan is September 21, 2000 (the "Effective Date"). No Director Options have been granted under the directors plan as of the date of this Proxy Statement.

         The following is a summary of certain principal features of the directors plan. This summary is qualified in its entirety by reference to the complete text of the directors plan, which is attached to this Proxy Statement as Exhibit B. Stockholders are urged to read the actual text of the directors plan in its entirety.

         The principal features of the directors plan mirror the principal features of the employee plan discussed in Proposal 2 of this Proxy Statement, except for the following:

ADMINISTRATION OF THE DIRECTORS PLAN.

         An aggregate of 1,500,000 shares of common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Director Options granted under the directors plan. The shares acquired upon exercise of Director Options granted under the directors plan will be authorized and issued shares of common stock. Our stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the directors plan. If any Option granted under the directors plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the board of directors plan.

CERTAIN TERMS AND CONDITIONS.

         On the Effective Date of the board of directors plan, each individual who is one of our directors as of that date will receive an Option to purchase 100,000 shares of our common stock (the "Automatic Grant") with the following vesting schedule: (a) 33,334 shares vest as of the date of grant, (b) 33,333 vest as of the first anniversary of the date of grant, and
(c) 33,333 vest as of the second anniversary of the date of grant. Each director who is appointed to the board of directors thereafter will receive the same Automatic Grant with the same vesting schedule on the date of first appointment to the board of directors.

         Unless the prior written consent of the committee or the board of directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no Option granted under the directors plan is assignable or transferable, other than by will or by the laws of descent and distribution.

         The board of directors plan will expire on September 21, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF DIRECTOR OPTIONS.

         The board of directors plan is not qualified under the provisions of section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The federal income tax consequences applicable to the Director Options are the same as the federal income tax consequences applicable to nonqualified stock options granted under the employee plan as described in Item 2 of this Proxy Statement.

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE 2000 DIRECTORS STOCK OPTION PLAN.

      PROPOSAL 4 - RATIFICATION OF THE APPPOINTMENT OF INDEPENDENT AUDITORS

         Deloitte & Touche LLP was the certifying accountant for AmTec prior to the merger, and the financial statements of AmTec for the year ended March 31, 2000 were audited by Deloitte & Touche, LLP. As a result of the merger, PricewaterhouseCoopers LLP was engaged as our principal auditors, effective April 28, 2000. Our financial statements for the year ended March 31, 2001 will be audited by PricewaterhouseCoopers LLP. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

         The decision to change independent accountants was not recommended or approved by our board of directors or the audit committee of its board of directors. However, the decision to retain one independent accounting firm was made by our board of directors on April 28, 2000. Deloitte & Touche LLP has been engaged to audit our March 31, 2000 financial statements. During our two most recent fiscal years ended March 31, 1999, there were no disagreements between management and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report. In addition, our financial statements for such periods contained no adverse opinion or disclaimers of opinion, and were not qualified or modified in any way.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
          RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS OUR
        INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                                 OTHER BUSINESS

         We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Any stockholder who intends to present a proposal at our 2001 Annual Meeting of Stockholders and who wishes to have their proposal included in our Proxy Statement for that meeting, must deliver the proposal to our Corporate Secretary in writing not later than May 24, 2001.

         After the May 24, 2001 deadline, a stockholder may present a proposal at our 2001 Annual Meeting of Stockholders if it is submitted to our Corporate Secretary at the address below no later than August 7, 2001. If timely submitted, the stockholder may present the proposal at the 2001 Annual Meeting of Stockholders, but we are not obligated to present the matter in our proxy materials.

         A stockholder wishing to recommend a candidate for election to the board of directors should send the recommendation and a description of the person's qualifications to our Corporate Secretary at the address below. A stockholder wishing to nominate a candidate for election to the board of directors is required to give written notice to the Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by our Corporate Secretary at the address below no later than August 7, 2001. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination as set forth in our bylaws. A nomination which does not comply with the above requirements will not be considered.

         Send all proposals or nominations to Laura Hernandez, Corporate Secretary, Terremark Worldwide, Inc., 2601 S. Bayshore Drive, 9th Floor, Miami, Florida 33133.

                                                                    APPENDIX A


                     ---------------------------------------

                            TERREMARK WORLDWIDE, INC.
                             2000 STOCK OPTION PLAN

                     ---------------------------------------



         1. PURPOSE. The purpose of this Plan is to advance the interests of TERREMARK WOLRDWIDE, INC., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

                  (e) "Company" shall mean Terremark Worldwide, Inc., a Delaware corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean June 23, 2000.

                  (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

                  (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (l) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (p) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (r) "Share" shall mean a share of Common Stock.

                  (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to Five Million (5,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

        4. INCENTIVE AND NON-QUALIFIED OPTIONS.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

        5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular or leased employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and
(ii) Directors who are not employees of the Company or of any Subsidiaries.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) The Committee or the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services for the Company (or a Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

                  (e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee during any calendar year under the Plan may not exceed Two Million (2,000,000) subject to adjustment as provided in Section 10 hereof.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

                  (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) To the extent provided in any Option Agreement, or as otherwise determined by the Incumbent Board as defined in Section 8(b)(ii) below, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                           (ii) Individuals who, as of the date on which the
Option is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) The acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's employment for Cause;

                           (iii) twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's employment by reason of death of the Optionee, or, if later,
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof. All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

                  (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under
Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is June 23, 2000, and the Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.

                                                                    APPENDIX B


                     ---------------------------------------

                            TERREMARK WORLDWIDE, INC.
                        2000 DIRECTORS STOCK OPTION PLAN

                     ---------------------------------------



         1. PURPOSE. The purpose of this Plan is to advance the interests of TERREMARK WORLDWIDE, INC., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

                  (e) "Company" shall mean TERREMARK WORLDWIDE, INC., a Delaware corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean September 21, 2000.

                  (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

                  (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (j) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (k) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (n) "Plan" shall mean this 2000 Directors Stock Option Plan for the Company.

                  (o) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (p) "Share" shall mean a share of Common Stock.

                  (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to One Million Five Hundred Thousand (1,500,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. OPTIONS GRANTS.

                  (a) AUTOMATIC GRANTS. On the Effective Date of this Plan, each individual who is then a Director, and on the date of first appointment to the Board each individual who becomes a Director thereafter, shall receive an Option under this Plan to purchase One Hundred Thousand (100,000) shares of Common

Stock (the "Automatic Grant"). The Automatic Grants shall be subject to the availability and adjustment of Common Stock issuable under the Plan pursuant to Sections 3 and 9 hereof, and shall not be subject to the discretion of any person or persons.

                  (b) VESTING OF AUTOMATIC GRANTS. Unless otherwise determined by the Committee or in any Option Agreement, each Option granted pursuant to this Section 4 shall become exercisable with respect to the following number of shares of Common Stock on the following dates: (i) 33,334 shares on the date on grant, (ii) 33,333 on the first anniversary of the date of grant, and (iii) 33,333 shares on the second anniversary of the date of grant.

         5. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made. The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price, shall be determined by the Committee or the Board and may, in the discretion of the Committee or the Board, consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for a financial accounting purposes a change for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         7. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 7.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) To the extent provided in any Option Agreement, or as otherwise determined by the Incumbent Board as defined in Section 7(b)(ii) below, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 8(b) hereof. For this purpose, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions (other than an initial public offering, private placement or other offering of the Company), in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                           (ii) Individuals who, as of the date on which the
Option is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) The acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of 30% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest, or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         8.       TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) twelve (12) months after the date on which the
Optionee's service as a director of the Company is terminated for any reason other than by the Company for Cause (as defined in subsection 8(a)(ii) hereof);

                           (ii) immediately upon the termination of the
Optionee's service as a director of the Company for Cause which, solely for purposes of this Plan, shall mean the termination of the Optionee's service by reason of the Optionee's willful misconduct or gross negligence;

                           (iii) immediately in the event that the Optionee
shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders, other than a claim to enforce a right of indemnification, whether by contract or under applicable law; or

                           (iv) ten (10) years from the date of grant of the
Option.

                  (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 9(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 7(b)(i) hereof in which the Company does survive, any Option that remains unvested or unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 8(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 8(b).

         9. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 8(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS. Unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of an Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

         11. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares.

         12. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

                  (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Board or the Committee and its interpretation and construction of any provision of the Plan or any Option shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Board or the Committee shall be made either (i) by a majority vote of the members of the Board or the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Board or the Committee.

         13. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         14. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) This Plan shall be governed by the laws of the State of Delaware.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         15. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 8 and 9 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         16. TERMINATION DATE. The Plan shall terminate on the 10th anniversary of the Effective Date.

                            TERREMARK WORLDWIDE, INC.
                             2601 S. Bayshore Drive
                              Miami, Florida 33133

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of common stock of Terremark Worldwide, Inc., a Delaware corporation (the "Company"), hereby appoints Brian K. Goodkind and Laura Hernandez, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2000 Annual Meeting of Stockholders, to be held on September 21, 2000, at 10:00 a.m. at The Miracle Theater, 280 Miracle Mile, Coral Gables, Florida 33134, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X]      PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.       Election of Directors.

         Vote for all Nominees Listed Below (except as written below) [ ]

         Vote Withheld from all Nominees [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN THIS PROPOSAL NO. 1.

         NOMINEES: Manuel D. Medina
                   Timothy Elwes
                   Clifford J. Preminger
                   Marvin S. Rosen
                   Miguel Rosenfeld
                   Joel A. Schleicher
                   Kenneth I. Starr
                   Joseph R. Wright, Jr.

         (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

         ---------------------------------------------------------------------

2.       Approval of the Terremark Worldwide, Inc. 2000 Stock Option Plan.

         [  ] For           [   ] Against           [    ] Abstain

3.       Approval of the Terremark Worldwide, Inc. 2000 Directors Stock Option
         Plan.

         [  ] For           [   ] Against           [    ] Abstain

4. Ratification of the appointment of PricewaterhouseCoopers, LLP as our independent public accountants.

         [  ] For           [   ] Against           [    ] Abstain

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, "FOR" THE ADOPTION OF THE 2000 STOCK OPTION PLAN, "FOR" THE ADOPTION OF THE 2000 DIRECTORS STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 2000 Annual Report to Stockholders.

DATE

SIGNATURE

SIGNATURE (If held jointly)

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.